FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 15, 2003




                        Realty Parking Properties II L.P.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                       000-20147                52-1710286
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification Number)


  225 East Redwood Street, Baltimore, Maryland                    21202
  (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
         (Former name or former address, if changed since last report.)

                        REALTY PARKING PROPERTIES II L.P.


                                      Index

                                                                                    Page(s)

Item 1   Changes in Control of Registrant                                         Inapplicable

Item 2   Acquisition or Disposition of Assets                                           1

Item 3   Bankruptcy or Receivership                                               Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                            Inapplicable

Item 5   Other Events                                                             Inapplicable

Item 6   Resignations of Registrant's Directors                                   Inapplicable

Item 7   Financial Statements and Exhibits:

            Narrative                                                                   1
            Pro Forma Balance Sheet as of March 31, 2003                                2
            Pro Forma Statement of Operations for the three months
                     ended March 31, 2003                                               3
            Pro Forma Statement of Operations for the year
                     ended December 31, 2002                                            4
            Notes to Pro Forma Financial Statements                                     5
            Exhibit 99.1 - Certification Pursuant to 18 U.S.C Section 1350,
                     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
                     Act of 2002                                                        6
            Exhibit 99.2 - Certification Pursuant to 18 U.S.C Section 1350,
                     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
                     Act of 2002                                                       7
            Exhibit 99.3 - Certification of Principal Executive Officer
                     Pursuant to Section 302 of the Sarbanes-Oxley
                     Act of 2002                                                        8
            Exhibit 99.4 - Certification of Principal Financial Officer
                     Pursuant to Section 302 of the Sarbanes-Oxley
                     Act of 2002                                                        9

Item 8   Change in Fiscal Year                                                    Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                      Inapplicable

Signatures                                                                             10


                        REALTY PARKING PROPERTIES II L.P.



Item 2.  Acquisition or Disposition of Assets

The twelve original properties held by the Fund have been sold through July 15, 2003.

As of the date of this report, the Fund's only remaining asset is cash and cash equivalents. The cash will first be used to satisfy administrative expenses of the Fund. The balance of the cash remaining, after satisfying liabilities of the Fund, will be distributed to investors in accordance with the Partnership Agreement.

The Fund expects to be dissolved before September 30, 2003.

On July 15, 2003, the Fund sold its 275,310 square-foot parcel of land, located in Phoenix Arizona, for $5,200,000. The Fund's investment in the property was $3,304,549, net of depreciation of $51,985 at March 31, 2003.



UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma Balance Sheet assumes the sale of the Phoenix, Arizona property as of March 31, 2003. The unaudited proforma Statements of Operations assumes the sale of the property on January 1, 2003, and January 1, 2002.

This information should be read in conjunction with the Fund's Form 10-K for the year ended December 31, 2002 and its Form 10-Q for the period ended March 31, 2003.

                        REALTY PARKING PROPERTIES II L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                         March 31,
                                                           2003            Pro Forma                 Pro Forma
                                                         Historical       Adjustments                 Results
                                                     ----------------  ----------------         -----------------

Assets
  Investment in real estate                          $     3,304,549   $    (3,304,549)  (1)    $              -
  Cash and cash equivalents                                  365,334             2,000   (1)             367,334
  Accounts receivable                                         36,000           (36,000) (1&2)                  -
                                                       --------------  ----------------         -----------------

                                                     $     3,705,883   $    (3,338,549)         $        367,334
                                                     ================  ================         =================


Liabilities and Partners' Capital
  Liabilities
    Accounts payable and accrued expenses            $        34,421   $                        $         34,421
    Due to affiliate                                          38,524                                      38,524
    Real estate taxes payable                                 34,000           (34,000)  (2)                   -
                                                     ----------------    --------------         -----------------
                                                             106,945           (34,000)                   72,945
                                                     ----------------    --------------         -----------------


  Partners' Capital
    General Partner                                                -           (33,045)  (1)             (33,045)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,392,800 units outstanding                        3,598,838        (3,271,504)  (1)             327,334
    Subordinated Limited Partner                                 100                 -                       100
                                                     ----------------  ----------------         --
                                                                                                  ---------------
                                                           3,598,938        (3,304,549)                  294,389
                                                     ----------------  ----------------         -----------------

                                                     $     3,705,883   $    (3,338,549)         $        367,334
                                                     ================  ================         =================

                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                               Three Mos.
                                                                March 31,
                                                                  2003             Pro Forma             Pro Forma
                                                               Historical         Adjustments             Results
                                                           -----------------  -----------------      ---------------

Revenues
  Parking lot rental                                       $         58,562   $        (58,562)(3)   $            -
  Contract default income                                            50,000            (50,000)(3)
  Interest income                                                     1,936                                   1,936
                                                           -----------------  -----------------      ---------------
                                                                    110,498           (108,562)               1,936
                                                           -----------------  -----------------      ---------------

Expenses
  Administrative, including amounts to related party                 13,829                                  13,829
  Professional fees                                                  10,574                                  10,574
  Management fees to related party                                    9,357             (7,687)(3)            1,670
                                                           -----------------  -----------------      ---------------
                                                                     33,760             (7,687)              26,073
                                                           -----------------  -----------------      ---------------

Income from continuing operations                                    76,738           (100,875)             (24,137)

Discontinued operations                                             785,210                                 785,210
                                                           -----------------  -----------------      ---------------

Net earnings                                               $        861,948   $       (100,875)(4)   $      761,073
                                                           =================  =================      ===============

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                  $           0.05   $          (0.07)(5)   $        (0.02)
    Discontinued operations                                            0.55                                    0.55
                                                           -----------------  -----------------      ---------------

    Total                                                   $          0.60    $         (0.07)       $        0.53
                                                           =================  =================      ===============

Cash distributions per unit of assignee and
  limited partnership interests                            $           2.21   $              - (5)   $         2.21
                                                           =================  =================      ===============

                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                              Twelve Mos.
                                                               Dec. 31,
                                                                2002             Pro Forma             Pro Forma
                                                              Historical        Adjustments             Results
                                                          ----------------  -----------------      ---------------

Revenues
  Parking lot rental                                      $       289,766   $       (289,766)(3)   $            -
  Interest income                                                  16,165                                  16,165
                                                          ----------------  -----------------      ---------------
                                                                  305,931           (289,766)              16,165
                                                          ----------------  -----------------      ---------------

Expenses
  Administrative, including amounts to related party               75,724                                  75,724
  Professional fees                                                21,560                                  21,560
  Management fees to related party                                 52,267            (45,582)(3)            6,685
  Depreciation                                                      7,797             (7,797)(3)                -
                                                          ----------------  -----------------      --
                                                                                                     -------------
                                                                  157,348            (53,379)             103,969
                                                          ----------------  -----------------      ---------------

Income from continuing operations                                 148,583           (236,387)             (87,804)

Discontinued operations                                         4,200,822                  -            4,200,822
                                                          ----------------  -----------------      ---------------

Net earnings                                              $     4,349,405   $       (236,387)(4)   $    4,113,018
                                                          ================  =================      ===============


Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                 $          0.11   $          (0.17)(5)   $        (0.06)
    Discontinued operations                                          2.95                                    2.95
                                                          ----------------  -----------------      ---------------

    Total                                                  $         3.06    $         (0.17)       $        2.89
                                                          ================  =================      ===============

Cash distributions per unit of assignee and
  limited partnership interests                           $          6.18   $          (0.17)(5)   $         6.01
                                                          ================  =================      ===============

                        REALTY PARKING PROPERTIES II L.P.

                     Notes to Pro Forma Financial Statements
                                    Unaudited

NOTE 1
The twelve original properties held by the Fund have been sold through July 15, 2003.

As of the date of this report, the Fund's only remaining asset is cash and cash equivalents. The cash will first be used to satisfy administrative expenses of the Fund. The balance of the cash remaining, after satisfying liabilities of the Fund, will be distributed to investors in accordance with the Partnership Agreement.

The Fund expects to be dissolved before September 30, 2003.

On July 15, 2003, the Fund sold its 275,310 square-foot parcel of land, located in Phoenix Arizona, for $5,200,000. The Fund's investment in the property was $3,304,549, net of depreciation of $51,985 at March 31, 2003.

Investment in real estate and partners' capital have been adjusted to reflect the sale of the property as of March 31, 2003.

NOTE 2
Accounts receivable and real estate taxes payable have been adjusted to reflect reductions in these items as if the property was sold as of March 31, 2003.

NOTE 3
The capital gain realized on the sale of the property is not included in the pro forma statements of operations.

A previous buyer defaulted in consummating the purchase of the Phoenix property and the Fund recorded the nonreundable deposit of $50,000 as income.

Parking lot income, management fees and depreciation have been adjusted in the statements of operations for the three months ended March 31, 2003, and the twelve months ended December 31, 2002, to reflect reductions in these items as if the property was sold at the beginning of the year.

NOTE 4
There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.

NOTE 5
Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations, for the three months ended March 31, 2003, and the twelve months ended December 31, 2002, are based upon 1,392,800 units outstanding.

Cash distributions per unit were derived from the San Antonio sale proceeds during the three months ended March 31, 2003. There were no distributions of net earnings in 2003.

Cash distributions per unit were derived from net earnings from operations and the Tulsa, Dallas and Nashville sales proceeds during the year ended December 31, 2002.

                                                            Exhibit 99.1



                        REALTY PARKING PROPERTIES II L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002







In connection with the filing of Realty Parking Properties II L.P.'s (the "Fund") Report on Form 8-K dated July 15, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Prugh, the Chief Executive Officer of Realty Parking Company II, Inc., General Partner of the Fund, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.





Date:    7/17/03            By:     /s/  John M. Prugh
                                John M. Prugh
                                Chief Executive Officer
                                Realty Parking Company II, Inc.
                                General Partner

                                                         Exhibit 99.2




                        REALTY PARKING PROPERTIES II L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002






In connection with the filing of Realty Parking Properties II L.P.'s (the "Fund") Report on Form 8-K dated July 15, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy M. Gisriel, the Chief Financial Officer of Realty Parking Company II, Inc., General Partner of the Fund, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:    7/17/03                    By:     /s/   Timoth M. Gisriel
                                        Timothy M. Gisriel
                                        Chief Financial Officer
                                        Realty Parking Company II, Inc.
                                        General Partner

                                                              Exhibit 99.3


                        REALTY PARKING PROPERTIES II L.P.

                  Certification of Principal Executive Officer
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, John M. Prugh, certify that:

1.   I have reviewed this report on Form 10-Q of Realty Parking Properties II
     L.P.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the pro forma financial condition and pro forma results of operations of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


     Date:        7/17/03             By:      /s/   John M. Prugh
                                               John M. Prugh
                                               Chief Executive Officer
                                               Realty Parking Company II, Inc.
                                               General Partner

                                                                Exhibit 99.4


                        REALTY PARKING PROPERTIES II L.P.

                  Certification of Principal Financial Officer
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, Timothy M. Gisriel, certify that:

1.   I have reviewed this report of Realty Parking Properties II L.P.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the pro forma financial condition and pro forma results of operations of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


     Date:        7/17/03            By:      /s/   Timothy M. Gisriel
                                              Timothy M. Gisriel
                                              Chief Financial Officer
                                              Realty Parking Company II, Inc.
                                              General Partner

                        REALTY PARKING PROPERTIES II L.P.





                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    REALTY PARKING PROPERTIES II  L.P.




DATE:   July 17, 2003              By:     /s/   John M. Prugh
                                        John M. Prugh
                                        President
                                        Realty Parking Company II, Inc.
                                        General Partner





DATE:   July 17, 2003              By:    /s/   Timothy M. Gisriel
                                        Timothy M. Gisriel
                                        Treasurer
                                        Realty Parking Company II, Inc.
                                        General Partner